FIRST AMENDMENT AGREEMENT

THIS FIRST AMENDMENT AGREEMENT ("**Agreement**") is made and entered into as of the 1st day of August 2017, by and between Atlas Financial Technologies Corp., a Delaware corporation located at 301 S. Missouri Ave., Clearwater, FL 33756 (the "**Purchaser**"); and Forex Development Corporation, a Delaware corporation located at 115 W 18th St., 2nd Floor, New York, NY 10011 (the "**Seller**" or "**FDC**").

WITNESSETH

WHEREAS, on July 19, 2017 Seller and Purchaser entered into an Asset Purchase Agreement (the "**Purchase Agreement**") and a Technology Services Agreement (the "**Services Agreement**" and together with the Purchase Agreement, the "**Existing Agreements**");

WHEREAS, the Closing and associated first payment of the Purchase Price (as detailed in Section 2(a)(i) of the Purchase Agreement, the "**First Payment**") required the complete delivery to Purchaser of the Seller Assets (as detailed in Schedule I of the Purchase Agreement).

WHEREAS, certain items of documentation that form part of the Seller Assets are not available for delivery to Purchaser, or are not available for delivery in English language form, as of the date of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary in the Existing Agreements, the parties hereby agree as follows:

1. Recitals and Definitions. The foregoing recitals are incorporated herein by reference and made an integral part of this Agreement. Except as specifically provided herein, capitalized terms used in this Agreement shall have the same meaning as in the Existing Agreements.

2. Waiver. Purchaser hereby waives the requirement for Seller to deliver the items listed on **Schedule I** of this Agreement as a condition of Closing and First Payment.

3. Second Payment. Section 2(a)(ii) of the Purchase Agreement is amended to add an additional condition precedent to the second staged payment of the Purchase Price (the "**Second Payment**") requiring the Seller to deliver, to the satisfaction of the Purchaser, the items listed in Schedule I.

4. SOW Amendment. Seller's obligation to deliver the documents listed in Schedule I is detailed in a "Phase 2" addition to a Statement of Work (SOW #01) attached in **Schedule II**.

5. Failure to Deliver. If Seller fails to deliver the documentation translation items listed in Schedule I to the satisfaction of Purchaser by September 1, 2017, Seller reserves the right to undertake

translation of the items listed on Schedule I and deduct such costs of translation from the Second Payment.

6. Statements of Work. Schedule II details the SOW's (references #01 through #06) to be incorporated by reference in the Services Agreement.

7. Service Level Agreement. The Service Level Agreement attached as **Schedule III** details the service performance standards and management processes to which the Seller commits along with the responsibilities of each party. All Platform Services and Purchased Services will be supported in line with the Service Level Agreement.

8. Entire Agreement; Amendment. This Agreement (including all Schedules hereto and all documents and papers delivered pursuant hereto and any written amendments hereof executed by the parties to this Agreement), the Mutual Non-Disclosure Agreement (signed by the parties as of April 5, 2017), the Existing Agreements and the General Assignment and Release constitute the entire agreement, and supersedes all prior agreements and understandings, oral and written, among the parties to this Agreement with respect to the subject matter hereof. This Agreement may not be modified or otherwise amended except by an instrument in writing executed by the parties to this Agreement.

9. Assignability. This Agreement shall not be assignable, including by operation of law, by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement; provided, however, that Purchaser may assign its rights under this Agreement to a wholly-owned subsidiary formed for purposes of operating the Platform. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement. Nothing expressed or referred to herein is intended or shall be construed to give any third party or other person any legal or equitable right, remedy, claim or intended benefit hereunder.

10. Venue; Process. The parties to this Agreement agree that jurisdiction and venue of any action brought pursuant to this Agreement, to enforce the terms hereof or otherwise with respect to the relationships between the parties created or extended pursuant hereto, shall properly lie in the Circuit Court of the Thirteenth Judicial Circuit of the State of Florida in and for Pinellas County, or in the United States District Court for the Middle District of Florida, Tampa Division. Such jurisdiction and venue are merely permissive; jurisdiction and venue shall also continue to lie in any court where jurisdiction and venue would otherwise be proper.

ALL DISPUTES, CONTROVERSIES OR CLAIMS ("DISPUTES") ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL IN THE FIRST INSTANCE BE THE SUBJECT OF A MEETING BETWEEN A REPRESENTATIVE OF EACH PARTY WHO HAS DECISION-MAKING AUTHORITY WITH RESPECT TO THE MATTER IN QUESTION. SHOULD THE MEETING EITHER NOT TAKE PLACE OR NOT RESULT IN A RESOLUTION OF THE DISPUTE WITHIN 20 BUSINESS DAYS FOLLOWING NOTICE OF THE DISPUTE TO THE OTHER

PARTY, THEN THE DISPUTE SHALL BE RESOLVED IN A BINDING ARBITRATION PROCEEDING TO BE HELD IN TAMPA, FLORIDA, U.S.A. IN ACCORDANCE WITH THE INTERNATIONAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATORS MAY AWARD ATTORNEYS' FEES AND OTHER RELATED ARBITRATION EXPENSES, AS WELL AS PRE- AND POST-JUDGMENT INTEREST ON ANY AWARD OF DAMAGES, TO THE PREVAILING PARTY, IN THEIR SOLE DISCRETION. THE PARTIES AGREE THAT A PANEL OF THREE ARBITRATORS SHALL BE REQUIRED, ALL OF WHOM SHALL BE FLUENT IN THE ENGLISH LANGUAGE, AND THAT THE ARBITRATION PROCEEDING SHALL BE CONDUCTED ENTIRELY IN THE ENGLISH LANGUAGE. ANY AWARD OF THE ARBITRATORS SHALL BE DEEMED CONFIDENTIAL INFORMATION, EXCEPT TO THE EXTENT PUBLIC DISCLOSURE OF SUCH INFORMATION IS REQUIRED BY APPLICABLE SECURITIES LAWS OR REGULATIONS.

11. Attorneys' Fees. In the event of a dispute between the parties in connection with this Agreement and the transactions contemplated hereby, each of the parties agrees that the prevailing party will be entitled to reimbursement by the other party of reasonable legal fees and expenses incurred in connection with any action or proceeding.

12. Further Assurances. The parties to this Agreement will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements or other instruments as Purchaser or Purchaser's counsel may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Section and Other Headings. The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

15. Governing Law. The validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida (except any choice of law provision of Florida law shall not apply if the law of a state or jurisdiction other than Florida would apply thereby).

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Agreement has been signed by the parties hereto, all on the date first above written.

BUYER: Atlas Financial Technologies Corp.

By: ______________________

Name: Daniel Caamano V.

Title: General Counsel

SELLER: Forex Development Corporation

By: ______________________

Name: Mitchell Eaglstein

Title: CEO

SCHEDULE I

Undelivered Items

1) Documents Requiring Translation to English:
   a) Positions opening scheme
   b) FXServer.ConnectionPoint
   c) Account Currency
   d) User Documentation for Terminal
   e) Back Office Permissions description
   f) Reports
   g) Reports Summary
   h) Reports State & Calculations
   i) Inside CondorFX

2) Develop following documentation:
   a) Database schema
   b) Build process documentation for all software modules
   c) Instructions for setup of Test Environment
   d) Instructions for setup of Production Environment
   e) Platform Build instructions
   f) Platform Deployment instructions and documentation
   g) White labeling documentation
   h) Startup procedure for the CondorFX Platform
   i) Shutdown procedure for the CondorFX platform
   j) Compiling each module

3) Buildable source code for internal libraries required to build CondorFX Platform

SCHEDULE II

Statements of Work for Incorporation in the Technology Services Agreement

FDC

Statement of Work: #01

Atlas Financial Technologies Corp

Purchase of Condor FX Trading Platform

FDC

Introduction

This Statement of Work (SOW) outlines the tasks required for the purchase and continued development and maintenance of the Condor FX Pro Platform from Forex Development Corporation to Atlas Financial Technologies Corp Holdings Corp. (Atlas).

Key Contact Information

Type	Name	Email	Telephone
FDC Main	Mitch Eaglstein	mitch@forexdevelopment.com	+1 312 593-1432
FDC Technical	Pavel Bronnikov	pavel@forexdevelopment.com	+7 905 837-3656
FDC Technical Mgmt	Brian Platt	brian@forexdevelopment.com	
Atlas Main	Andrew MacRitchie	andy@saltiremg.com	+1 727 446-6660
Atlas Technical	Ilya Bogdanov	ibogdanov@atlasbanc.com	+1 727 446-6660
Atlas Technical	Andrei Piatin	apiatin@atlasfintech.com	+1 727 446-6660
Atlas Technical	Michael Satterfield	msatterfield@atlasfintech.com	+1 727 446-6660

Project Scope and Schedules

Phase 1 - Software delivery FDC will provide all source code including documentation in English and / or Russian for	
• Condor FX backend including FX Server, Accounting Module, Connection Point, implemented LP connection modules, external libraries, and building scripts for all modules.	
• Condor FX Front End / Terminal including the application GUI, support documentation, and building scripts for all modules.	
• Web based Condor FX Back office for system configuration and client reporting.	
• Condor FX Database	
• Testing / monitoring tools for server, LP and client connections	

Phase one is in progress and will be completed August 1, 2017

Confidentiality Statement

This Statement of Work along with all attachments hereto shall be considered Confidential Information

Phase 2 – Additional Documentation	
• Translate following docs to English: o Positions opening scheme o FXServer.ConnectionPoint o Account Currency o User Documentation for Terminal o Back Office Permissions description o Reports o Reports Summary o Reports State & Calculations o Inside CondorFX	
• Develop following documentation: o Database schema o Build process documentation for all software modules o Instructions for setup of Test Environment o Instructions for setup of Production Environment o Platform Build instructions o Platform Deployment instructions and documentation o White labeling documentation o Startup procedure for the CondorFX Platform o Shutdown procedure for the CondorFX platform o Compiling each module	

Estimated completion date* – August 31, 2017

A

Phase 3 – Implementation and testing	
• FDC will provide technical and operational training to Atlas team members	
o Platform Deployment and configuration	
o System components and architecture	
o Software code	
o Database components	

Estimated Completion date: September 29th 2017

Approvals

The parties have executed this Statement of Work (SOW) on the date or dates indicated below to be effective in accordance with the terms of this SOW.

Forex Development Corp.		Atlas Financial Technologies Corp	
Sign:	[signature]	Sign:	[signature]
Print Name:	Mitchell Eaglstein	Print Name:	Daniel Caamano, V.
Title:	CEO	Title:	General Counsel
Date:	8/2/2017	Date:	Aug 2, 2017

AHP

FDC

Statement of Work: #02
Atlas Financial Technologies Corp
Purchase of Condor FX Trading Platform

FDC

Introduction

This Statement of Work (SOW) outlines the tasks for development and maintenance of a corporate website for Atlas Financial Technologies Corp (Atlas).

Key Contact Information

Type	Name	Email	Telephone
FDC Main	Mitch Eaglstein	mitch@forexdevelopment.com	+1 312 593-1432
FDC Technical	Pavel Bronnikov	pavel@forexdevelopment.com	+7 905 837-3656
FDC Technical Mgmt	Brian Platt	brian@forexdevelopment.com	
Atlas Main	Andrew MacRitchie	andy@saltiremg.com	+1 727 446-6660
Atlas Technical	Ilya Bogdanov	ibogdanov@atlasbanc.com	+1 727 446-6660
Atlas Technical	Andrei Piatin	apiatin@atlasfintech.com	+1 727 446-6660
Atlas Technical	Michael Satterfield	msatterfield@atlasfintech.com	+1 727 446-6660

Project Scope and Schedules

Atlas Requirements Atlas will provide	
• Contact person specifically designated for communication regarding the website	
• High resolution logos	
• Content to include in the website	

FDC

FDC – Deliverables FDC will provide	
• Fully functional corporate website in English	
• Access to FDC Support Site to request website changes http://support.forexdevelopment.com	

Implementation and testing	
• FDC will receive deliverables from Atlas	
• FDC will make requests to Atlas for items regarding the website design and content	
• FDC will deliver a working demo website for Atlas	
• Upon Acceptance by Atlas FDC will work with Atlas team to take the website live	
• FDC will provide Atlas access to all	
o System components and architecture	
o Site code	
o Database components	

P.

Estimated Completion 8 to 12 weeks from receiving deliverables from Atlas

Ongoing development	
FDC will continue to support the Atlas website once the site is launched including	
• Site hosting	
• Site updates	

FDC

Approvals

The parties have executed this Statement of Work (SOW) on the date or dates indicated below to be effective in accordance with the terms of this SOW.

Forex Development Corp.		Atlas Financial Technologies Corp	
Sign:	[signature]	Sign:	[signature]
Print Name:	Mitchell Eaglstein	Print Name:	Daniel Carmano, V.
Title:	CEO	Title:	General Counsel
Date:	8/2/2017	Date:	Aug. 2, 2017

FDC

Statement of Work: #03

Atlas Financial Technologies Corp

Purchase of Condor FX Trading Platform

Introduction

This Statement of Work (SOW) outlines the tasks required for the purchase and continued development and maintenance of the Condor FX Pro Platform from Forex Development Corporation to Atlas Financial Technologies Corp.

Key Contact Information

Type	Name	Email	Telephone
FDC Main	Mitch Eaglestein	mitch@forexdevelopment.com	+1 312 593-1432
FDC Technical	Pavel Bronnikov	pavel@forexdevelopment.com	+7 905 837-3656
FDC Technical Mgmt	Brian Platt	brian@forexdevelopment.com	
Atlas Main	Andrew MacRitchie	andy@saltiremg.com	+1 727 446-6660
Atlas Technical	Ilya Bogdanov	ibogdanov@atlasbanc.com	+1 727 446-6660
Atlas Technical	Andrei Piatin	apiatin@atlasfintech.com	+1 727 446-6660
Atlas Technical	Michael Satterfield	msatterfield@atlasfintech.com	+1 727 446-6660

Project Scope and Schedules

Atlas will provide	
• High Resolution Logos for 3 White Labels	
• Contact Person for communication regarding white labels	

Phase 1	
• Develop 3 initial white label CondorFX Terminals as defined by Atlas team	
• Develop documentation for deployment, of white label setup	

Phase 3 – Implementation and testing	
• Atlas and FDC will attend a user acceptance testing	
• FDC will provide technical and operational training to Atlas team members for white labels	

Estimated Completion date: TBD

Approvals

The parties have executed this Statement of Work (SOW) on the date or dates indicated below to be effective in accordance with the terms of this SOW.

Forex Development Corp.		Atlas Financial Technologies Corp	
Sign:	/s/ Mitchell Eaglstein	Sign:	/s/ Daniel Caamano
Print Name:	Mitchell Eaglstein	Print Name:	DANIEL CAAMANO
Title:	CEO	Title:	GENERAL COUNSEL
Date:	8/2/2017	Date:	AUG. 2, 2017

FDC

Statement of Work: #04
Atlas Financial Technologies Corp
Purchase of Condor FX Trading Platform

Introduction

This Statement of Work (SOW) outlines the tasks required for the purchase and continued development and maintenance of the Condor FX Pro Platform from Forex Development Corporation to Atlas Financial Technologies Corp. (Atlas).

Key Contact Information

Type	Name	Email	Telephone
FDC Main	Mitch Eaglestein	mitch@forexdevelopment.com	+1 312 593-1432
FDC Technical	Pavel Bronnikov	pavel@forexdevelopment.com	+7 905 837-3656
FDC Technical Mgmt	Brian Platt	brian@forexdevelopment.com	
Atlas Main	Andrew MacRitchie	andy@saltiremg.com	+1 727 446-6660
Atlas Technical	Ilya Bogdanov	ibogdanov@atlasbanc.com	+1 727 446-6660
Atlas Technical	Andrei Piatin	apiatin@atlasfintech.com	+1 727 446-6660
Atlas Technical	Michael Satterfield	msatterfield@atlasfintech.com	+1 727 446-6660

Project Scope and Schedules

Atlas Requirements Atlas will provide	
• contact person specifically designated for communication regarding the development	
• detailed development requests submitted via FDC Support site http://issuetracker.dev.forexdevelopment.com/	
• timely responses to questions from FDC • a comprehensive wish list of items it would like added to Condor	

FDC

FDC – Deliverables FDC will provide	
• 625 Development Hours in excess of 100 hours per month • access to FDC Support Site for website changes http://issuetracker.dev.forexdevelopment.com/	
• A monthly tally of development hours spent on Atlas included on each technical support invoice	

Implementation and testing	
• FDC will receive deliverables from Atlas	
• FDC will request make requests to Atlas for items regarding the development requests and best ways to prioritize the wish list • FDC will agree develop based on tickets in the support site	

Ongoing development	
• FDC development will perform tasks as requested	
• Complete connection to Atlas Liquidity directly and via currenex adaptor	

Approvals

The parties have executed this Statement of Work (SOW) on the date or dates indicated below to be effective in accordance with the terms of this SOW.

Forex Development Corp.		Atlas Financial Technologies Corp	
Sign:	[signature]	Sign:	[signature]
Print Name:	Mitchell Eaglstein	Print Name:	DANIEL CAAMANO, V.
Title:	CEO	Title:	GENERAL COUNSEL
Date:	8/2/2017	Date:	Aug. 2, 2017

FDC

Statement of Work: #05

Atlas Financial Technologies Corp

Purchase of Condor FX Trading Platform

FDC

Introduction

This Statement of Work (SOW) outlines the tasks required for the purchase and continued development and maintenance of the Condor FX Pro Platform from Forex Development Corporation to Atlas Financial Technologies Corp. (Atlas).

Key Contact Information

Type	Name	Email	Telephone
FDC Main	Mitch Eaglestein	mitch@forexdevelopment.com	+1 312 593-1432
FDC Technical	Pavel Bronnikov	pavel@forexdevelopment.com	+7 905 837-3656
FDC Technical Mgmt	Brian Platt	brian@forexdevelopment.com	
Atlas Main	Andrew MacRitchie	andy@saltiremg.com	+1 727 446-6660
Atlas Technical	Ilya Bogdanov	ibogdanov@atlasbanc.com	+1 727 446-6660
Atlas Technical	Andrei Piatin	apiatin@atlasfintech.com	+1 727 446-6660
Atlas Technical	Michael Satterfield	msatterfield@atlasfintech.com	+1 727 446-6660

Project Scope and Schedules

Atlas will provide	
• technical contacts for support	
• All hardware, software and connectivity needed to run the software	

FDC will provide	
• Support Website to create trouble tickets	
• phone and email support for production issues. For 6 months following date of delivery of the Platform Source Code, notwithstanding the terms of the Service Level Agreement, FDC will provide 24 hour per day, 7 days per week phone and email/chat support response for all Platform support, troubleshooting and maintenance. • Guidelines for contacting support	

FDC

Implementation and testing	
• FDC will setup a user acceptance test for the trouble ticket system which atlas will attend.	
• FDC will provide technical and operational training to Atlas team members	

Approvals

The parties have executed this Statement of Work (SOW) on the date or dates indicated below to be effective in accordance with the terms of this SOW.

Forex Development Corp.		Atlas Financial Technologies Corp	
Sign:	[signature]	Sign:	[signature]
Print Name:	Mitchell Eaglstein	Print Name:	Daniel Camano, V.
Title:	CEO	Title:	General Counsel
Date:	8/2/2017	Date:	Aug 2, 2017

FDC

Statement of Work: #06

Atlas Financial Technologies Corp

Purchase of Condor FX Trading Platform

FDC

This Statement of Work (SOW) outlines the tasks required for the purchase and continued development and maintenance of the Condor FX Pro Platform from Forex Development Corporation to Atlas Financial Technologies Corp. (Atlas).

Key Contact Information

Type	Name	Email	Telephone
FDC Main	Mitch Eaglestein	mitch@forexdevelopment.com	+1 312 593-1432
FDC Technical	Pavel Bronnikov	pavel@forexdevelopment.com	+7 905 837-3656
FDC Technical Mgmt	Brian Platt	brian@forexdevelopment.com	
Atlas Main	Andrew MacRitchie	andy@saltiremg.com	+1 727 446-6660
Atlas Technical	Ilya Bogdanov	ibogdanov@atlasbanc.com	+1 727 446-6660
Atlas Technical	Andrei Piatin	apiatin@atlasfintech.com	+1 727 446-6660
Atlas Technical	Michael Satterfield	msatterfield@atlasfintech.com	+1 727 446-6660

Project Scope and Schedules

Atlas will provide	
• VM for Xfer	
• transfer protocol	

FDC will provide	
• Developer to perform the transfer protocol	
• all source code purchased by atlas	
• Timely delivery and support for implementation of all Platform code improvements, bug fixes and enhancements for two (2) years following delivery of Platform source code.	

• FDC will setup a user acceptance test for the trouble ticket system which atlas will attend.	
• FDC will transfer the code as per the protocol • Atlas will approve the transfer and send initial payment to FDC	

Approvals

The parties have executed this Statement of Work (SOW) on the date or dates indicated below to be effective in accordance with the terms of this SOW.

Forex Development Corp.		Atlas Financial Technologies Corp	
Sign:	[signature]	Sign:	[signature]
Print Name:	Mitchell Eaglstein	Print Name:	Daniel Caamano, V.
Title:	CEO	Title:	General Counsel
Date:	8/2/2017	Date:	Aug 2, 2017

SCHEDULE III

SERVICE LEVEL AGREEMENT

FOR

ATLAS FINANCIAL TECHNOLOGIES CORP.

BY

FOREX DEVELOPMENT CORPORATION

August 1, 2017 ("Effective Date")

1. Service Level Agreement Overview

This Agreement represents a Service Level Agreement ("SLA" or "Agreement") between Atlas Financial Technologies Corp. and Forex Development Corporation for the provisioning of Purchased Services as detailed in the Asset Purchase Agreement and Technology Services Agreement entered into between the parties dated July 19, 2017.

This Agreement remains valid until superseded by a revised agreement mutually endorsed by the stakeholders.

This Agreement outlines the parameters of all platform purchased services covered as they are mutually understood by the primary stakeholders. This Agreement does not supersede current processes and procedures unless explicitly stated herein.

2. Goals & Objectives

The purpose of this (SLA) Service Level Agreement is to ensure that the proper elements and commitments are in place to provide consistent platform purchased service support and delivery to the Customer(s) by the Service Provider(s).

The goal of this Agreement is to obtain mutual agreement for platform purchased service provision between the Service Provider(s) and Customer(s).

The objectives of this Service Level Agreement are to:

1) Provide clear reference to service ownership, accountability, roles and/or responsibilities.
2) Present a clear, concise and measurable description of service provision to the customer.
3) Match perceptions of expected service provision with actual service support & delivery.

3. Stakeholders

The following Service Provider(s) and Customer(s) will be used as the basis of the Agreement and represent the primary stakeholders associated with this SLA:

FOREX DEVELOPMENT CORPORATION ("Provider")
ATLAS FINANCIAL TECHNOLOGIES CORP. ("Customer")

4. Periodic Review

This (SLA) Service Level Agreement is valid from the Effective Date outlined herein and is valid until further notice. This Agreement should be reviewed at a minimum 2 times per fiscal year; however, in lieu of a review during any period specified, the current Agreement will remain in effect. The Business Relationship Manager ("Document Owner") is responsible for facilitating regular reviews of this document. Contents of this document may be amended as required, provided mutual agreement is obtained from the primary stakeholders and communicated to all affected parties. The Document Owner will incorporate all subsequent revisions and obtain mutual agreements / approvals as required.

Business Relationship Manager: [To Be Determined]

Review Period:

Previous Review Date:

Next Review Date:

5. Service Level Agreement

The following detailed service parameters are the responsibility of the Provider in the ongoing support of this Agreement.

5.1. Service Scope

The following Services are covered by this Agreement:

- All Implementation Services Related to Condor FX Pro Trading Platform
- Design & Construction – Website
- Provide White Label (3)
- 24/5 Phone/Email/Chat Support, 6 months

5.2. Customer Requirements

Customer responsibilities and/or requirements in support of this Agreement include:

1. Payment for all support costs at the agreed interval.

2. Reasonable availability of customer representative(s) when resolving a service related incident or request.

5.3. Service Provider Requirements

Service Provider responsibilities and/or requirements in support of this

Agreement include:

1. Meeting response times associated with service related incidents.

2. Appropriate notification to Customer for all scheduled maintenance.

5.4. Service Assumptions

Assumptions related to in-scope services and/or components include:

1. Changes to services will be communicated and documented to all stakeholders.

6. Service Management

Effective support of in-scope services is a result of maintaining consistent service levels. The following sections provide relevant details on service availability, monitoring of in-scope services and related components.

6.1. Service Availability

Coverage parameters specific to the service(s) covered in this Agreement are as follows:

Telephone support: 8:30 A.M. to 5:30 P.M. (Eastern Time) Monday – Friday

Email support: Monitored 8:30 A.M. to 5:30 P.M. (Eastern Time) Monday – Friday

6.2. Service Requests

In support of services outlined in this Service Level Agreement, the Service Provider will respond to service related incidents and/or requests submitted by the Customer within the following time frames:

- 0-2 hours (during business hours) for issues classified as Critical priority.
- 0-8 hours (during business hours) for issues classified as High priority.
- Within 48 hours for issues classified as Medium priority.
- Within 5 working days for issues classified as Low priority.

<u>Issues Classification</u>:

Critical priority:

- Customer's production release of any Software is down, critical functions cannot be performed because of a Software error or there is a loss of significant functionality or use by a significant number of users due to a Software error.

High priority:

- Customer is experiencing a problem causing a loss of service in customer's production system or other interference with normal processing due to a Software error.

Medium priority:

- Customer is experiencing a problem causing a minor loss of service in customer's production system of any Software due to a Software error.

Low priority:

- All other errors. Inconvenience to customer is slight and tolerable.

Remote assistance will be provided in-line with the above timescales dependent on the priority of the support request.